Exhibit 10.20

F45 TRAINING HOLDINGS INC. 2021 EQUITY INCENTIVE PLAN

DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the F45 Training Holdings Inc. 2021 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Director Restricted Stock Award Agreement (the “Award Agreement”).

1.	Notice of Restricted Stock Grant.

Name:	«GranteeName»

Address:	«GranteeStreetAddress»
«GranteeCityStateZip»

The undersigned Participant has been granted an award of Restricted Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant:
Total Number of Shares of Restricted Stock
Granted:

Vesting Schedule:

This Award shall vest on the one-year anniversary of the Date of Grant.

Termination/Forfeiture:

Vesting of the Award shall cease upon the date Participant ceases to be a Service Provider for any reason, including due to Participant’s death or Disability. Upon such cessation, any unvested Restricted Stock will be automatically forefeited and reqacuired by the Company at no cost to the Company.

2.	Agreement.

A. Grant of Award. The Administrator of the Company hereby issues to the Participant named in the Notice of Restricted Stock Grant (the “Notice”) in Part I of this Agreement (“Participant”), the Total Number of Shares of Restricted Stock (the “Award”) set forth in the Notice of Restricted Stock Grant, subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

B. Transfer Restrictions. Unless determined otherwise by the Administrator, the Award issued to the Participant hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the Participant in any manner other than by will or by the laws of descent and distribution.

C. Tax Obligations. The Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements prior to the vesting of any Shares pursuant to this Award.

D. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

E. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED RESTRICTED STOCK OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

(signature page follows)

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award and fully understands all provisions of the Award. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	F45 TRAINING HOLDINGS INC.

Signature	By

«GranteeName»
Print Name	Print Name

Title

Address:

«GranteeStreetAddress»

«GranteeCityStateZip»

Signature Page to Director Restricted Stock Award Agreement